Exhibit 10.22

EXECUTION VERSION
AMENDMENT NO. 9 TO
LOAN AND SERVICING AGREEMENT
THIS AMENDMENT NO. 9 TO LOAN AND SERVICING AGREEMENT, dated as of October 2, 2017, (this “Amendment”) is entered into by and among Ares Capital CP Funding LLC, as the borrower (in such capacity, the “Borrower”), Ares Capital Corporation, as the servicer (in such capacity, the “Servicer”), Wells Fargo Bank, National Association, as the swingline lender (in such capacity, the “Swingline Lender”), as a lender (in such capacity, a “Lender”) and as the agent (in such capacity, the “Agent”), and Bank of America, N.A., as a lender (in such capacity, a “Lender”). Capitalized terms used but not defined herein have the meanings provided in the Agreement (as defined below).
RECITALS
WHEREAS, reference is made to the Loan and Servicing Agreement, dated as of January 22, 2010 (as further amended, modified, waived, supplemented or restated from time to time, the “Agreement”), by and among the Borrower, the Servicer, the Transferor, the Lenders, the Agent, the Trustee, the Collateral Custodian and the Bank; and
WHEREAS, the parties hereto desire to further amend the Agreement in certain respects as specified herein, pursuant to and in accordance with Section 11.01 of the Agreement;
NOW, THEREFORE, based upon the above Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
SECTION 1. AMENDMENT.
Section 1.01 of the Loan and Servicing Agreement is hereby amended as follows:
(a)by amending and restating the definition of “Applicable Spread” in its entirety as follows:
“Applicable Spread” means, for any date of determination (x) from and including the Eighth Amendment Effect Date to but excluding the Ninth Amendment Effective Date, in the event that the Yield Rate is calculated utilizing LIBOR 2.30% per annum, and in the event that the Yield Rate is calculated utilizing the Base Rate, 1.30%per annum and (y) from and including the Ninth Amendment Effective Date, in the event that the Yield Rate is calculated utilizing LIBOR 2.15% per annum, and in the event that the Yield Rate is calculated utilizing the Base Rate, 1.15%per annum.
(b)by amending and restating clause (v) of the definition of “Concentration Limits” in its entirety as follows:
(v) the aggregate Adjusted Borrowing Value of all Eligible Loan Assets that are First Lien Last Out Loan Assets and Eligible Loan Assets that are Second Lien Loan Assets shall not exceed 40% of the aggregate Adjusted Borrowing Value of all Eligible Loan Assets;
(c)by inserting the following definition in the appropriate alphabetical order:
“Ninth Amendment Effective Date” means October 2, 2017.

SECTION 2. AGREEMENT IN FULL FORCE AND EFFECT AS AMENDED.
Except as specifically amended hereby, all provisions of the Agreement shall remain in full force and effect. After this Amendment becomes effective, all references to the Agreement and corresponding references thereto or therein such as “hereof’, “herein”, or words of similar effect referring to the Agreement shall be deemed to mean the Agreement as amended hereby. This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as expressly set forth herein.
SECTION 3. REPRESENTATIONS.
Each of the Borrower and the Servicer, severally for itself only, represents and warrants as of the date of this Amendment as follows:
(i)it is duly incorporated or organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;
(ii)the execution, delivery and performance by it of this Amendment and the Agreement as amended hereby are within its powers, have been duly authorized, and do not contravene (A) its charter, by-laws, or other organizational documents, or (B) any Applicable Law;
(iii)no consent, license, permit, approval or authorization of, or registration, filing or declaration with any governmental authority, is required in connection with the execution, delivery, performance, validity or enforceability of this Amendment and the Agreement as amended hereby by or against it;
(iv)this Amendment has been duly executed and delivered by it;
(v)each of this Amendment and the Agreement as amended hereby constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by general principles of equity; and
(vi)there is no Unmatured Event of Default, Event of Default or Servicer Termination Event.
SECTION 4. CONDITIONS TO EFFECTIVENESS.
The effectiveness of this Amendment is conditioned upon: (i) payment of the invoiced outstanding fees and disbursements of the Lenders; (ii) payment of the invoiced outstanding fees and disbursements of Dechert LLP, as counsel to the Agent and the Lenders and (iii) delivery of executed signature pages by all parties hereto to the Agent.
SECTION 5. MISCELLANEOUS.
(a)The Borrower, by its execution of this Amendment (a) re-pledges and re-grants to the Trustee, for the benefit of the Secured Parties, a security interest in the Collateral Portfolio (as defined in the Agreement) to secure the Obligations (as defined in the Agreement) and (b) confirms and ratifies that all of its obligations and the security interests granted by it under each of the Transaction Documents to which it is a party shall continue in full force and effect in favor of the Trustee, for the benefit of the Secured Parties.
(b)This Amendment may be executed in any number of counterparts (including by facsimile or e-mail), and by the different parties hereto on the same or separate counterparts, each of which shall be deemed to be an original instrument but all of which together shall constitute one and the same agreement.
(c)The descriptive headings of the various sections of this Amendment are inserted for convenience of reference only and shall not be deemed to affect the meaning or construction of any of the provisions hereof.
(d)This Amendment may not be amended or otherwise modified except as provided in the Agreement.
(e)The failure or unenforceability of any provision hereof shall not affect the other provisions of this Amendment.
(f)Whenever the context and construction so require, all words used in the singular number herein shall be deemed to have been used in the plural number, and vice versa, and the masculine gender shall include the feminine and neuter and the neuter shall include the masculine and feminine.
(g)This Amendment and the Agreement represent the final agreement among the parties with respect to the matters set forth therein and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements among the parties. There are no unwritten oral agreements among the parties with respect to such matters.
(h)THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE CHOICE OF LAW PROVISIONS SET FORTH IN THE AGREEMENT AND SHALL BE SUBJECT TO THE WAIVER OF JURY TRIAL AND NOTICE PROVISIONS OF THE AGREEMENT.
[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the parties have caused this Amendment No. 9 to be executed by their respective officers thereunto duly authorized, as of the date first above written.

ARES CAPITAL CP FUNDING LLC, as the Borrower

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

        [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

ARES CAPITAL CP FUNDING LLC, as the Servicer

By:	/s/ Scott Lem
Name:	Scott Lem
Title:	Authorized Signatory

[SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Agent

By:	/s/ Allan Schmitt
Name:	Allan Schmitt
Title:	Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Swingline Lender

By:	/s/ Allan Schmitt
Name:	Allan Schmitt
Title:	Director

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Allan Schmitt
Name:	Allan Schmitt
Title:	Director

        [SIGNATURES CONTINUE ON THE FOLLOWING PAGE]

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Will Lloyd
Name:	Will Lloyd
Title:	Managing Director